PROSPECTUS                                                                                             October 23, 2000

                                                       AMERICAN SKANDIA TRUST
                                          One Corporate Drive, Shelton, Connecticut 06484
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American Skandia Trust (the "Trust") is an investment company made up of 41 separate  portfolios  ("Portfolios"),  one of which (the
"Portfolio") is offered through this Prospectus:

   AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity contracts and variable life insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement plans.  Each  variable  annuity  contract  and variable  life  insurance  policy  involves  fees and expenses not  described in this
Prospectus.  Please read the  Prospectus  for the variable  annuity  contract and variable  life  insurance  policy for  information regarding the contract or policy, including its fees and expenses.

                                                         TABLE OF CONTENTS
                                                         -----------------

Caption                                                                                                        Page
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                                                        RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios (the "Portfolios"),  one of which is offered through this Prospectus.  The Portfolios are designed to provide a wide range of investment options.

         The following  discussion  highlights the investment  strategies and risks of the Portfolio.  Additional  information about the Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST Money Market Portfolio will invest in  high-quality,  short-term,  U.S. dollar  denominated  corporate,  bank and government obligations.  Under the regulatory  requirements  applicable to money market funds,  the Portfolio must maintain a weighted  average portfolio  maturity of not more than 90 days and invest in securities  that have effective  maturities of not more than 397 days. In addition,  the  Portfolio  will limit its  investments  to those  securities  that,  in accordance  with  guidelines  adopted by the
Directors of the Company,  present  minimal credit risks.  The Portfolio will not purchase any security  (other than a United States
Government security) unless:

         (1) if rated by only one nationally  recognized  statistical  rating  organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally  recognized  statistical rating  organization,  at least two rating  organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

o    The risk of a fund or portfolio  investing  primarily in fixed income  securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the securities  when due. Fixed income  securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o    The AST Money  Market  Portfolio  seeks to  preserve  the value of your  investment  at $1.00  per  share,  but it is still possible to lose money by investing in the  Portfolio.  An  investment  in the  Portfolio is not insured or  guaranteed  by the
     Federal Deposit  Insurance  Corporation or any other government  agency.  In addition,  the income earned by the Portfolio will fluctuate based on market conditions and other factors.

Past Performance

             The bar chart shows the  performance  of the Portfolio for each full calendar year the Portfolio has been in operation.
The table below the bar chart shows the Portfolio's  best and worst quarters  during the periods  included in the bar chart, as well as average  annual  total  returns for the  Portfolio  since  inception.  This  information  may help provide an  indication  of the
Portfolio's  risks by showing  changes  in  performance  from year to year.  The  performance  figures do not  reflect  any  charges associated  with the variable  insurance  contracts  through which Portfolio  shares are purchased;  and would be lower if they did.
All figures assume  reinvestment of dividends.  Past  performance  does not  necessarily  indicate how the Portfolio will perform in the future.

                           AST Money Market Portfolio

---------------------------------------------------------------

                                                                15.00%
                                                                10.00%
         3.75%  5.05%    5.08%    5.18%   5.14%  4.60%
2.55%                                                            0.00%
________________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998   1999

                  ------------------------------------- -----------------------------------
                  ------------------------------------  Worst Quarter
                  Best Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 1.38%, 2nd quarter 1995            Up 0.62%, 2nd quarter 1993
                  ------------------------------------- -----------------------------------

                  ------------------------------------- -----------------------------------
                  7-day yield (as of 12/31/99)                                       4.40%
                  ------------------------------------- -----------------------------------

FEES AND EXPENSES OF THE  PORTFOLIO:  The table below  describes  the fees and expenses  that you may pay if you buy and hold shares of the Portfolio.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1999.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolio may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management   Other         Total Annual     Fee Waivers    Net Annual
                                     Fees         Expenses      Portfolio       and Expense     Fund
                                                                Operating       Reimbursement(1)Operating
Portfolio:                                                      Expenses                        Expenses

------------------------------------ ------------ ------------- --------------- --------------- --------------
AST Money Market                         0.50          0.15          0.65            0.05            0.60

(1) The  Investment  Manager  has agreed to  reimburse  and/or  waive fees for the  Portfolio  until at least  April 30,  2001.  The caption "Total Annual Fund Operating  Expenses"  reflects the Portfolio's fees and expenses before such waivers and  reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Money Market                                     $ 61              $203             $357              $806

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and  limitations of the Portfolio are described  below.  The investment  objective and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance  that the  investment  objective of the  Portfolio  will be achieved.  Risks  relating to certain types of securities and instruments in which the Portfolio may invest are described in this  Prospectus  under "Certain Risk Factors and Investment Methods."

         If approved by the  Trustees,  the Trust may add more  Portfolios  and may cease to offer any  existing  Portfolios  in the future.

AST MONEY MARKET PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek high  current  income and  maintain  high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund, the Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the
Portfolio  attempts  to operate so that  shareholders  do not lose any of the  principal  amount they  invest in the  Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will  achieve  its goal of a stable  net asset  value,  and  shares of the
Portfolio are neither insured nor guaranteed by the U.S.  government or any other entity.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below $1. In addition,  the income earned by the Portfolio will fluctuate  based on market  conditions and other factors.

         Under the  regulatory  requirements  applicable to money market  funds,  the  Portfolio  must  maintain a weighted  average portfolio  maturity of not more than 90 days and invest in high  quality  U.S.  dollar-denominated  securities  that have  effective maturities  of not more than 397 days.  In  addition,  the  Portfolio  will  limit its  investments  to those  securities  that,  in accordance  with  guidelines  adopted by the Trustees of the Trust,  present  minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

o        if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard & Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one nationally  recognized  statistical rating  organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards  must be  satisfied  at the time an  investment  is made.  If the quality of the  investment  later  declines,  the
Portfolio may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Directors  that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its agencies and  instrumentalities  either  directly  or  through  repurchase  agreements.  U.S.  Government  obligations  include:  (i)  direct obligations  issued by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)  instruments  issued or guaranteed by  government-sponsored  agencies acting under authority of Congress.  Some U.S. Government Obligations are supported by the full faith and  credit of the U.S.  Treasury;  others are  supported  by the right of the  issuer to borrow  from the  Treasury;
others are supported by the discretionary  authority of the U.S. Government to purchase the agency's  obligations;  still others are supported only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The Portfolio may invest in high quality United States  dollar-denominated  negotiable  certificates of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset  minimums.  The Portfolio may also invest in obligations of  international  banking  institutions  designated or supported by national  governments to promote  economic  reconstruction,  development or trade between  nations (e.g.,  the European
Investment  Bank, the  Inter-American  Development  Bank, or the World Bank).  These  obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio may invest in high quality  commercial paper and corporate bonds issued by United
States  corporations.  The  Portfolio may also invest in bonds and  commercial  paper of foreign  issuers if the  obligation is U.S.
dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  As may be permitted by current laws and  regulations,  the Portfolio may invest in  asset-backed securities up to 10% of its net assets.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the  Portfolio may invest in certain  synthetic  instruments.  Such  instruments  generally  involve the deposit of asset-backed  securities  in a  trust  arrangement  and  the  issuance  of  certificates  evidencing  interests  in the  trust.  The
Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be denominated  in U.S.  dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain Risk Factors and Investment
Methods."

NET ASSET VALUE:

         The net asset value per share ("NAV") of the  Portfolio is  determined as of the close of the New York Stock  Exchange (the
"NYSE")  (normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any liabilities,  by the number of total shares of that Portfolio  outstanding.  The assets of the Portfolio are valued by the amortized cost method, which is intended to approximate market value.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolio may be made only by separate  accounts of  Participating  Insurance  Companies for the purpose of investing assets  attributable to variable annuity  contracts and variable life insurance  policies  ("contractholders"), or by qualified plans. The separate  accounts of the  Participating  Insurance  Companies place orders to purchase and redeem shares of the Trust based on, among other  things,  the amount of premium  payments to be invested and the amount of surrender and transfer requests  to be  effected on that day under the  variable  annuity  contracts  and  variable  life  insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern Time on that same day.  Orders  received  after 4:00 P.M.  Eastern Time are effected at the NAV calculated  the next  business  day.  Payment for  redemptions  will be made within  seven days after the request is  received.  The
Trust does not assess any fees, either when it sells or when it redeems its securities.  However,  surrender charges,  mortality and expense risk fees and other charges may be assessed by Participating  Insurance  Companies under the variable  annuity  contracts or variable life  insurance  policies.  Please refer to the  prospectuses  for the variable  annuity  contracts and variable  insurance policies for further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper  Investors  Life
Insurance  Company are the only  Participating  Insurance  Companies.  The profit  sharing plan covering  employees of ASLAC and its affiliates,  which is a retirement  plan qualified under Section 401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly  own shares of the  Trust.  Certain  conflicts  of  interest  may arise as a result of  investment  in the Trust by various insurance  companies for the benefit of their  contractholders  and by various qualified plans.  These conflicts could arise because of differences in the tax treatment of the various  investors,  because of actions of the Participating  Insurance  Companies and/or the qualified  plans,  or other  reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.
Nevertheless,  the Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in response to such  conflicts.  Should any conflict  arise that would  require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services,  Incorporated ("ASISI"), One Corporate Drive, Shelton,  Connecticut,  acts as Investment  Manager to the Trust.  ASISI has served as Investment  Manager since 1992, and currently serves as Investment Manager to a total of 66  investment  company  portfolios  (including  the  Portfolios  of the  Trust).  ASISI is an  indirect  wholly-owned subsidiary  of Skandia  Insurance  Company Ltd.  ("Skandia").  Skandia is a Swedish  company that owns,  directly or  indirectly,  a number of insurance companies in many countries.  The predecessor to Skandia commenced operations in 1855.

         The Trust's  Investment  Management  Agreements with ASISI (the  "Management  Agreements")  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services subject to the supervision of the Board of Trustees and in  conformity  with the stated  policies of the  applicable  Portfolio.  The  Investment  Manager has engaged  Sub-advisors  to conduct the  investment  programs of each  Portfolio,  including  the  purchase,  retention  and sale of portfolio  securities.  The
Investment  Manager is  responsible  for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the
Trustees. The Investment Manager must also provide, or obtain and supervise,  the executive,  administrative,  accounting,  custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of  Trustees  of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new  sub-advisory  agreements, without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI and the Trustees.

Sub-advisor:

         J.P. Morgan Investment  Management Inc. ("J.P.  Morgan"),  with principal  offices at 522 Fifth Avenue,  New York, New York
10036,  serves as Sub-advisor for the AST Money Market  Portfolio.  J.P. Morgan and its affiliates offer a wide range of services to governmental,  institutional,  corporate and individual  customers,  and act as investment  advisor to individual and  institutional clients  with  combined  assets  under  management  of  approximately  $370  billion as of June 30,  2000.  J.P.  Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets since 1969.

Fees and Expenses:

         Investment  Management  Fees.  ASISI receives a fee,  payable each month,  for the performance of its services.  ASISI pays the  Sub-advisor a portion of such fee for the  performance  of the  Sub-advisory  services at no additional  cost to the Portfolio.
The Portfolio's fee is accrued daily for the purposes of determining the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended December 31, 1999 by the Portfolio,  stated as a percentage of the Portfolio's  average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Money Market Portfolio:                                                                  0.45%

         For more information  about investment  management  fees,  including  voluntary fee waivers and the fee rates applicable at various asset levels,  and the fees payable by ASISI to the Sub-advisor,  please see the Trust's SAI under "Investment  Advisory and
Other Services."

         Other Expenses.  In addition to Investment  Management  fees, the Portfolio pays other  expenses,  including costs incurred in connection  with the  maintenance  of its  securities  law  registrations,  printing and mailing  prospectuses  and statements of additional  information to shareholders,  certain office and financial  accounting  services,  taxes or governmental fees, brokerage commissions,  custodial,  transfer and shareholder servicing agent costs,  expenses of outside counsel and independent  accountants, preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder  meetings.  The Trust may also pay  Participating
Insurance Companies for printing and delivery of certain documents (including  prospectuses,  semi-annual and annual reports and any proxy  materials) to holders of variable  annuity  contracts and variable life  insurance  policies whose assets are invested in the
Trust.  Expenses not directly attributable to the Portfolio are allocated on the basis of the net assets of the Portfolio.

         Distribution  Plan.  The Trust has  adopted a  Distribution  Plan (the  "Distribution  Plan")  under Rule  12b-1  under the
Investment  Company Act of 1940 to permit American Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of ASISI, to receive  brokerage commissions in connection  with purchases and sales of securities  held by the  Portfolio,  and to use these  commissions to promote the sale of shares of the  Portfolio.  Under the  Distribution  Plan,  transactions  for the purchase and sale of securities for the
Portfolio  may be directed to certain  brokers  for  execution  ("clearing  brokers")  who have agreed to pay part of the  brokerage commissions  received on these  transactions to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage  commissions  received as an introducing  broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and  payments to  dealers.  The  Portfolio  will not pay any new fees or charges  resulting  from the
Distribution  Plan,  nor is it  expected  that the  brokerage  commissions  paid by the  Portfolio  will  increase  as the result of implementation of the Distribution Plan.

TAX MATTERS:

         The Portfolio  intends to distribute  substantially  all its net investment  income.  Dividends from investment income will be  declared  daily and paid  monthly,  although  the  Trustees  of the Trust may decide to declare  dividends  at other  intervals.
Similarly,  any net realized long- and short-term  capital gains of the Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various  separate  accounts of the  Participating  Insurance  Companies  and to  qualified  plans  (not to  holders  of  variable  insurance  contracts  or to plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance  of the  Portfolio, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts or variable  life  insurance  policies  should  consult the  prospectuses  of their respective  contracts or policies for  information on the federal income tax  consequences  to such holders,  and plan  participants should  consult any applicable  plan documents for  information on the federal  income tax  consequences  to such  participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL  HIGHLIGHTS:  The  financial  highlights  table is  intended to help you  understand  the  Portfolio's  financial performance for the past five years Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table  represent  the rate that an investor  would have earned or lost in the  Portfolio.  Except for the financial  information  for the period ended June 30, 2000,  which is unaudited,  the  information  has been audited by
Deloitte  & Touche  LLP,  the  Trust's  independent  auditors.  The  report of the  independent  auditors,  along  with the
Portfolio's financial statements,  are included in the annual reports of the separate accounts funding the variable annuity contracts  and variable  life  insurance  policies,  which are  available  without  charge upon request to the Trust at One
Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
OF PERIOD

AST Money Market   06/30/00**    $1.00       $0.0263  $        --      $0.0263     $(0.0263)$         --   $(0.0263)         $1.00
                   12/31/99       1.00        0.0449       0.0001       0.0450      (0.0449)   (0.0001)     (0.0450)          1.00
                   12/31/98       1.00        0.0502       0.0002       0.0504      (0.0502)   (0.0002)     (0.0504)          1.00
                   12/31/97       1.00        0.0507       0.0002       0.0509      (0.0507)   (0.0002)     (0.0509)          1.00
                   12/31/96       1.00        0.0492       0.0005       0.0497      (0.0492)   (0.0005)     (0.0497)          1.00
                   12/31/95       1.00        0.0494           --       0.0494      (0.0494)         --     (0.0494)          1.00

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER          INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS

    2.66%      $1,844,396                    N/A                    0.60%(1)              0.65%(1)               5.29%(1)
    4.60%       2,409,157                    N/A                    0.60%                 0.65%                  4.52%
    5.14%         967,733                    N/A                    0.60%                 0.66%                  4.99%
    5.18%         759,888                    N/A                    0.60%                 0.69%                  5.06%
    5.08%         549,470                    N/A                    0.60%                 0.71%                  4.87%
    5.05%         344,225                    N/A                    0.60%                 0.72%                  5.38%

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain  securities  and investment  methods that the Portfolio may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary  investment  focus of the Portfolio is described  above under  "Investment  Objectives  and  Policies" and an investor  should refer to that section to obtain  information about the Portfolio.

FOREIGN SECURITIES:

         Investments  in securities  of foreign  issuers may involve  risks that are not present with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks"
in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic developments,  potential nationalization,  withholding taxes on dividend or interest payments, and currency blockage (which would  prevent cash from being  brought back to the United  States).  Compared to United  States  issuers,  there is generally  less publicly  available  information  about foreign  issuers and there may be less  governmental  regulation and  supervision of foreign stock exchanges,  brokers and listed  companies.  Foreign issuers are not generally  subject to uniform  accounting and auditing and financial  reporting  standards,  practices and requirements  comparable to those applicable to domestic issuers. In some countries, there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty  in enforcing  contractual  and other obligations,  political or social  instability  or revolution,  or diplomatic  developments  that could affect  investments in those countries.

         Securities  of some foreign  issuers are less liquid and their  prices are more  volatile  than  securities  of  comparable domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the liquidity of  investments.  For example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays) when the Portfolio  does not compute its price or accept  purchase or redemption  orders.  As a result, a shareholder may not be able to act on developments  taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary Receipts ("GDRs"),  and
International  Depositary  Receipts  ("IDRs").  ADRs are U.S.  dollar-denominated  receipts  generally  issued  by a  domestic  bank evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments in foreign  securities,  although ownership of ADRs may reduce or eliminate certain risks  associated  with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs,  GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may be issued as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the issuer may not be  directly involved in the program.  Although  regulatory  requirements  with  respect to  sponsored  and  unsponsored  programs are  generally similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although the Portfolio does not invest primarily in securities of issuers in developing  countries, it may invest in these  securities to some degree.  Many of the risks  described  above with respect to investing in foreign issuers are accentuated when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically unstable,  and the  securities  markets in those  countries may be less liquid or subject to inadequate  government  regulation  and supervision.  Developing  countries have often experienced high rates of inflation or sharply devalued their currencies  against the
U.S.  dollar,  causing the value of  investments  in  companies  located in these  countries  to decline.  Securities  of issuers in developing  countries  may be more  volatile  and, in the case of debt  securities,  more  uncertain  as to payment of interest  and principal.  Investments  in  developing  countries  may include  securities  created  through the Brady  Plan,  under which  certain heavily-indebted countries have restructured their bank debt into bonds.

FIXED INCOME SECURITIES:

         The  Portfolio  will  invest  in  high-quality,  short-term  obligations  of  corporations  and  governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market  risk.  Credit risk  relates to the ability of the issuer to meet interest and principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.
("Moody's") and Standard & Poor's Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's SAI, provide a generally  useful guide as to such credit risk. The lower the rating,  the greater the credit risk the rating  service  perceives to exist with respect to the security.  Increasing the amount of Portfolio  assets  invested in lower-rated  securities  generally will increase the Portfolio's  income,  but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the prices of fixed  income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase  their  prices.  In general,  the longer the maturity or duration of a fixed income  security,  the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on  residential  or commercial  real  property and that  generally  provide for monthly  payments of both  interest and  principal,  in effect  "passing through"  monthly  payments made by the  individual  borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of
the  securities).   Mortgage-backed   securities  are  frequently  issued  by  U.S.  Government  agencies  or   Government-sponsored
enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be  guaranteed by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's  ability to borrow from the
U.S.  Treasury.  Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will generally decline when interest rates rise. However,  when interest rates are declining,  their value may not increase as much as other fixed-income  securities,  because early  repayments  of  principal  on the  underlying  mortgages  (arising,  for  example,  from  sale  of the  underlying  property, refinancing,  or  foreclosure)  may serve to reduce the  remaining  life of the  security.  If a security  has been  purchased  at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments  on some  mortgage-backed  securities may necessitate that the Portfolio find other investments,  which, because of intervening market changes,  will often offer a lower rate of return. In addition,  the mortgage  securities market may be particularly  affected by changes in governmental  regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically issued in multiple  series with each series having a different  maturity.  Principal and interest  payments from the underlying  collateral are first used to pay the principal on the series with the shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which the  Portfolio  invests,  the  investment  may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest  and  principal  components.  "IOs"  (interest  only  securities)  receive the interest  payments on the underlying  mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and
PO classes are extremely  sensitive to the rate of principal payments  (including  prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed security  may fail to recoup  fully its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments, the price on a PO class will be affected more severely than would be the case with a traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through  securities,  but they are secured by and payable from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than  mortgages.  The credit  quality of these securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided.
In  addition,  asset-backed  securities  involve  prepayment  risks  that are  similar in nature to those of  mortgage  pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolio may purchase  securities on a when-issued,  delayed-delivery  or forward commitment basis. These transactions generally  involve the  purchase of a security  with payment and delivery  due at some time in the future.  The  Portfolio  does not earn  interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and settlement  dates.  If the seller  fails to complete the sale,  the Fund may lose the  opportunity  to obtain a favorable  price and yield.  While the Portfolio will generally engage in such when-issued,  delayed-delivery  and forward  commitment  transactions with the intent of actually  acquiring the  securities,  the Portfolio may sometimes sell such a security  prior to the settlement  date.
The Portfolio will not enter into these  commitments if they would exceed 15% of the value of the Portfolio's  total assets less its liabilities other than liabilities created by these commitments.

         The Portfolio may also sell  securities on a  delayed-delivery  or forward  commitment  basis. If the Portfolio does so, it will not  participate  in future  gains or losses on the  security.  If the other party to such a  transaction  fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject  to  guidelines  adopted by the  Trustees  of the Trust,  the  Portfolio  may invest up to 10% of its net assets in illiquid  securities.  Illiquid  securities are those that,  because of the absence of a readily available market or due to legal or contractual  restrictions  on resale,  cannot be sold within  seven days in the  ordinary  course of business at  approximately  the amount at which the  Portfolio  has  valued  the  investment.  Therefore,  the  Portfolio  may find it  difficult  to sell  illiquid securities at the time  considered  most  advantageous  by its  Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities  that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public  may be  traded  among  qualified  institutional  buyers  under  Rule 144A of the  Securities  Act of 1933.  These  Rule 144A
securities,  and well as  commercial  paper that is sold in private  placements  under  Section 4(2) of the  Securities  Act, may be deemed liquid by the Portfolio's  Sub-advisor under the guidelines adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The  Portfolio  may enter  into  repurchase  agreements.  Repurchase  agreements  are  agreements  by which  the  Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established banks and  broker-dealers  that have been  deemed  creditworthy  by the  Sub-advisor.  Repurchase  transactions  are  intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase agreements that mature in more than seven days are subject to the Portfolio's limit on illiquid securities.

         If the  Portfolio  enters into a repurchase  agreement it may lose money in the event that the other party  defaults on its obligation  and the Portfolio is delayed or prevented  from  disposing of the  collateral.  The Portfolio also might incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral  might be delayed  pending court action.

REVERSE REPURCHASE AGREEMENTS:

         The Portfolio may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  the Portfolio  sells a portfolio  instrument and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest rate. It may also be  viewed  as a  borrowing  of money by the  Portfolio  and,  like  borrowing  money,  may  increase  fluctuations  in the
Portfolio's  share price.  When  entering into a reverse  repurchase  agreement,  the Portfolio  must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         The  Portfolio  may borrow  money from  banks.  The  Portfolio's  borrowings  are  limited so that  immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have borrowings that do not meet the above test, the Portfolio  must reduce such  borrowings so as to meet the necessary  test within three  business  days.  The Portfolio  will not purchase  securities when  outstanding  borrowings are greater than 5% of the  Portfolio's  total assets.  If the Portfolio  borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         The  Portfolio  may lend  securities  with a value of up to 33 1/3% of its total  assets to  broker-dealers,  institutional investors,  or others for the purpose of realizing  additional  income.  Voting rights on loaned  securities  typically  pass to the borrower,  although the Portfolio has the right to terminate a securities  loan,  usually  within three  business  days, in order to vote on  significant  matters or for other reasons.  All securities  loans will be  collateralized  by cash or securities  issued or guaranteed  by the  U.S.  Government  or its  agencies  at  least  equal in value  to the  market  value of the  loaned  securities.
Nonetheless,  lending  securities  involves  certain risks,  including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain  money market  mutual funds so that the  Sub-advisor  for the  Portfolio can
"sweep" excess cash balances of the Portfolio to those funds for temporary  investment  purposes.  In addition,  the Sub-advisor may invest  Portfolio  assets in money  market  funds that they  advise or in other  investment  companies.  Mutual  funds pay their own operating  expenses,  and the Portfolio,  as shareholders in the money market funds, will indirectly pay its proportionate  share of such funds' expenses.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisor
J.P. Morgan Investment Management Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by  calling  (800)  752-6342  or by  writing to the  American  Skandia  Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional information about the Portfolio is included in a Statement of Additional  Information,  which is incorporated by reference  into this  Prospectus.  Additional  information  about  the  Portfolio's  investments  is  available  in the  annual  and semi-annual  reports to holders of variable  annuity  contracts and variable life insurance  policies.  In the annual  reports,  you will find a discussion of the market conditions and investment strategies that significantly  affected each Portfolio's  performance during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and  semi-annual  reports are available without charge by calling the above number.

         The information in the Trust's filings with the Securities and Exchange  Commission  (including the Statement of Additional
Information) is available from the Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees, by electronic  request  to  PUBLICINFO@SEC.GOV  or by  writing  the  Public  Reference  Section  of the  Commission,  Washington,  D.C.
                         ------------------
20549-0102.  The  information  can also be  reviewed  and copied at the  Commission's  Public  Reference  Room in  Washington,  D.C.
Information  on the operation of the Public  Reference Room may be obtained by calling the  Commission at  1-800-942-8090.  Finally, information about the Trust is available on the EDGAR database on the Commission's Internet site at HTTP://WWW.SEC.GOV.
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Investment Company Act File No. 811-5186